SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2003

                          DREW INDUSTRIES INCORPORATED

          Delaware                        0-13646                 13-3250533
(State or other jurisdiction      (Commission File Number)    (I.R.S. Employer
      of incorporation)                                      Identification No.)

           200 Mamaroneck Avenue, White Plains, New York             10601
               (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:               (914) 428-9098

                                       N/A
          (Former name or former address, if changed since last report)

Item 5.     Other Events.

            a) Reference is made to the press releases dated July 21, 2003, the text of which are attached hereto as Exhibit 99.1 and 99.2, for a description of the events reported pursuant to this Form 8-K.

Item 7.     Financial Statements and Exhibits

            c)    Exhibits

                  99.1  Press Release dated July 21, 2003

                  99.2  Press Release dated July 21, 2003

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 DREW INDUSTRIES INCORPORATED
                                                (Registrant)


                                                By: /s/ Fredric M. Zinn
                                                    ----------------------------
                                                    Fredric M. Zinn
                                                    Executive Vice President and
                                                    Chief Financial Officer

Dated: July 21, 2003


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